UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 26, 2006
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2006-OP1
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                         (Exact name of issuing entity)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

                    Securitized Asset Backed Receivables LLC
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             (Exact name of registrant as specified in its charter)

        Delaware                 333-123990-06                        37-1472598
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(State or other jurisdiction    (Commission File Number          (IRS Employer
 of incorporation of Registrant)   of issuing entity)       Identification No.
                                                                 of Registrant)

200 Park Avenue, New York, New York                                     10016
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(Address of principal executive offices of Registrant)                (Zip Code)

Registrant's telephone number, including area code      (212) 412-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1. On January 26, 2006, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Option One Mortgage Corporation, as servicer and responsible party, MortgageRamp, Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee, of Securitized Asset Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1 (the "Certificates"), issued in sixteen classes. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 26, 2006 of $418,110,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of January 24, 2006 by and between the Company and the Underwriter.

      In addition, certain other agreements and opinions, as identified in Item
9.01 and attached hereto were delivered in connection with the issuance of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.     Financial Statements, Pro Forma Financial Information and
               Exhibits.

(c)     Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, Option One Mortgage Corporation, as servicer and responsible party, MortgageRamp, Inc., as loan performance advisor, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of January 26, 2006 (included as part of Exhibit 5).

Exhibit 10.1 Primary Mortgage Insurer Policy No. 98578, dated the Closing Date, with respect to the PMI Mortgage Loans, issued by Radian Guaranty Inc., the PMI insurer (included as part of Exhibit O-1 to Exhibit 4).

Exhibit 10.2 Commitment Letter, dated January 26, 2006, between Radian Guaranty Inc. and Barclays Capital Inc. (included as part of Exhibit O-2 to Exhibit 4).

Exhibit 10.3 Interest Rate Swap Agreement, dated as of January 26, 2006 between Barclays Bank PLC, the swap provider and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

Exhibit 10.4 Interest Rate Cap Agreement, dated January 26, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National Association, the trustee, relating to the Class M Certificates (included as Exhibit U to Exhibit 4).

Exhibit 10.5 Interest Rate Cap Agreement, dated January 26, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National Association, the trustee, relating to the Class B Certificates (included as Exhibit V to Exhibit 4).

Exhibit 23     Consent of Cadwalader, Wickersham & Taft LLP (included as part of
               Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2006                            SECURITIZED ASSET BACKED
                                                   RECEIVABLES LLC



                                                   By:      /s/ Paul Menefee
                                                      --------------------------
                                                      Name: Paul Menefee
                                                      Title:   Director

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
--------------     -----------                                    --------------

4                  Pooling and Servicing Agreement, dated as of         (E)
                   January 1, 2006, by and among the
                   Company, as depositor, Option One
                   Mortgage Corporation, as servicer and
                   responsible party, MortgageRamp, Inc., as loan performance advisor and Wells Fargo
                   Bank, National Association, as trustee.

5                  Legality Opinion of Cadwalader, Wickersham &         (E)
                   Taft LLP, dated as of January 26, 2006.

8                  Tax Opinion of Cadwalader, Wickersham & Taft         (E)
                   LLP, dated as of January 26, 2006 (included as part of Exhibit 5).

10.1               Primary Mortgage Insurer Policy No. 98578,           (E)
                   dated the Closing Date, with respect to
                   the PMI Mortgage Loans, issued by Radian
                   Guaranty Inc., the PMI insurer (included as part of Exhibit O-1 to Exhibit 4).

10.2               Commitment Letter, dated January 26, 2006,           (E)
                   between Radian Guaranty Inc. and Barclays
                   Capital Inc. (included as part of Exhibit O-2 to Exhibit 4).

10.3               Interest Rate Swap Agreement, dated as of            (E)
                   January 26, 2006 between Barclays Bank PLC, the swap provider and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit T to Exhibit 4).

10.4                Interest Rate Cap agreement, dated January          (E)
                    26, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National
                    Association, the trustee, relating to the Class M Certificates (included as Exhibit U to Exhibit 4).

10.5               Interest Rate Cap agreement, dated January            (E)
                    26, 2006, between Barclays Bank PLC, the cap provider and Wells Fargo Bank, National
                    Association, the trustee, relating to the Class B Certificates (included as Exhibit U to Exhibit 4).

23                 Consent of Cadwalader, Wickersham & Taft LLP         (E)
                   (included as part of Exhibit 5).